UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  October 30, 2014
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CAPSTONE COMPANIES, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

ITEM 5.07 Submission of Matters to a Vote to Security Holders

On October 30, 2014, the Reporting Company solicited the written consent of 10 or fewer holders of record of the Common Stock for consent to the election of Reporting Company management nominees to the Reporting Company Board of Directors, approval of Robison Hill & Associates, Inc. as the Reporting Company’s auditors for the fiscal year ending in December 31, 2014.  Prior to October 30, 2014, certain members of Reporting Company management had tendered written consents representing 278,129,519 shares of Common Stock or 42.5% of the shares of Common Stock in favor of all of the proposals.  The written consent solicitation is being sought to avoid the cost of a shareholder meeting to obtain the remaining 8.5% of the voting power required to approve the proposals.

The Written Consent and Information Statement is attached hereto as Exhibit

ITEMS 9

EXHIBIT NUMBER                                           EXHIBIT DESCRIPTION
99.1	October 30, 2014 Written Consent and Information Statement sent to 10 or fewer shareholders of Capstone Companies, Inc. (filed herein)

*Filed Herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date: November 6, 2014

By: /s/ Stewart Wallach
Chief Executive Officer